                                15,289,842 Shares

                            TIME WARNER TELECOM INC.

                              CLASS A COMMON STOCK



                             UNDERWRITING AGREEMENT



April __, 2000
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                                                                 April ___, 2000



Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette
     Securities Corporation
c/o Lehman Brothers Inc.
     Three World Financial Center
     New York, New York  10285

Lehman Brothers International (Europe)
Morgan Stanley & Co. International Limited
Bear, Stearns International Limited
Donaldson, Lufkin & Jenrette International
c/o Lehman Brothers International (Europe)
     1 Broadgate
     London EC2M7HA
     England

Dear Sirs and Mesdames:

          MediaOne Holdings II, Inc., a Delaware corporation (the "Selling Stockholder"), and a shareholder of Time Warner Telecom Inc., a Delaware corporation (the "Company"), proposes to sell to the several Underwriters (as defined below) 15,289,892 shares of Class A Common Stock, par value $.01 per share (the "Firm Shares"), of the Company.

          It is understood that, subject to the conditions hereinafter stated, [_______] Firm Shares (the "U.S. Firm Shares") will be sold by the Selling Stockholder to the several U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and [_______] Firm Shares (the "International Shares") will be sold by the Selling Stockholder to the several International Underwriters named in Schedule II hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc. and Donaldson, Lufkin & Jenrette Securities Corporation shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Lehman

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Brothers International (Europe), Morgan Stanley & Co. International Limited,
Bear Stearns International Limited and Donaldson, Lufkin & Jenrette International shall act as representatives (the "International Representatives") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the "Underwriters".

          In addition, the Company proposes to issue and sell to the several U.S. Underwriters not more than an additional 1,400,000 shares of its Class A Common Stock, par value $.01 per share (the "Additional Shares"), if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of common stock granted to the U.S. Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares". The shares of Class A Common Stock, par value $.01 per share of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock".

          In connection with the offering of the Firm Shares, 15,277,627 shares of Class B Common Stock, par value $.01 per share, of the Company will be converted into an equal number of shares of Class A Common Stock. Each share of Class B Common Stock is convertible, at the option of the holder thereof, into one share of Class A Common Stock.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the "Prospectus". If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

          1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

               (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings

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     for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

               (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain, and as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus, or any amendment or supplement thereto, based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

               (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (d) Each subsidiary of the Company has been duly incorporated or, in the case of partnerships or limited liability companies, duly organized, is validly existing as a corporation, a partnership or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company that is a corporation have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and all of the partnership interests and membership interests in each subsidiary of the Company that is a partnership or a limited liability company, as the case may be, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

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               (e) This Agreement has been duly authorized, executed and
     delivered by the Company.

               (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of Common Stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus under the caption "Description of Capital Stock".

               (g) The shares of Common Stock outstanding prior to the issuance of the Additional Shares have been duly authorized and are validly issued, fully paid and nonassessable.

               (h) The Additional Shares have been duly authorized, and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued and fully paid and nonassessable, and the issuance of such Additional Shares will not be subject to any preemptive or similar rights.

               (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except (i) such as may have been obtained and (ii) such as may be required by the securities or Blue Sky laws of the various states and other jurisdictions in connection with the offer and sale of the Shares.

               (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

               (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

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               (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

               (m) The Company is not, and, after giving effect to the offering and sale of the Additional Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

               (n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (o) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (p) Except as set forth in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

               (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company and its subsidiaries have not purchased any of its outstanding capital stock, nor has the Company declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and

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     its subsidiaries, taken as a whole, except in each case as set forth or described in the Prospectus.

               (r) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or such as do not, singly or in the aggregate, have or could not result in a material adverse effect on the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries or such as do not, singly or in the aggregate, have or could not result in a material adverse effect on the Company and its subsidiaries, taken as a whole, in each case except as described in the Prospectus.

               (s) Except as set forth in the Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, currently employed by them in connection with the business now operated by them, except where the failure to own or possess or to have the right to acquire any of the foregoing, singly or in the aggregate, does not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (t) No labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Prospectus, or, to the knowledge of the Company, is imminent, except for disputes that do not or would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers or contractors that could have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (u) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither of the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain

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     similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

               (v) The Company and its subsidiaries possess all permits, licenses, rights of way, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies (including the Federal Communications Commission (the "FCC"), the public utilities commission, or any equivalent body, of each state in which the Company does business and any other relevant State or local governmental department, commission, board, bureau, agency, court or other authority thereof (the "Local Authorities")) required for the conduct of the telecommunications business now operated by the Company (collectively, the "Governmental Licenses"), except where the failure to possess any such Governmental Licenses would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; the Company and its subsidiaries are in compliance with the terms and conditions of all such Licenses, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; there is no outstanding adverse judgment, decree or order that has been issued by the FCC or any of the Local Authorities against the Company or any of its subsidiaries and which, singly or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has received any notice of or is aware of proceedings relating to the revocation or modification of any such Governmental Licenses or, except as set forth in the Prospectus, that would otherwise affect the operations of the Company or its subsidiaries and which, singly or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (w) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          2. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to and agrees with each of the Underwriters that:


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               (a) The Selling Stockholder has, as of the date hereof, good and marketable title to 12,215 shares of Class A Common Stock (the "Class A Certificated Shares") and 15,277,627 shares of Class B Common Stock. Each share of Class B Common Stock is convertible into one share of Class A Common Stock (such shares after conversion being the "Class A Book-Entry Shares"). Upon conversion of the Class B Common Stock, the Selling Stockholder will have, at the Closing Date (as defined in Section 5 hereof), good and marketable title to the Class A Book-Entry Shares, free and clear of all liens, encumbrances, equities or claims. The Selling Stockholder has the full right, power and authority to convert the Class B Common Stock into Class A Book-Entry Shares to be sold by the Selling Stockholder hereunder.

               (b) The Class A Certificated Shares to be sold by the Selling Stockholder pursuant to this Agreement will be certificated securities in registered form and are not held in any securities account or by or through any securities intermediary within the meaning of the Uniform Commercial Code as in effect in the State of New York ("NYUCC"). The Selling Stockholder has, and, at the Closing Date will have, full right, power and authority to hold, sell, transfer and deliver the Class A Certificated Shares to be sold by the Selling Stockholder pursuant to this Agreement; and upon the Underwriters' acquiring possession of the Class A Certificated Shares (or an agent's acquiring possession of the Class A Certificated Shares on the Underwriters' behalf) and paying the purchase price therefor as herein contemplated, the Underwriters will acquire their respective interests in the Class A Certificated Shares (including, without limitation, all rights that the Selling Stockholder had or has the power to transfer in the Class A Certificated Shares) free of any adverse claim.

               (c) Certificates for 12,215 Class A Certificated Shares, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, with signatures guaranteed, and the Class A Book-Entry Shares, to be sold by the Selling Stockholder pursuant to this Agreement, have been placed in custody with the custodian with irrevocable conditional instructions to convert 15,277,627 shares of Class B Common Stock into Class A Book-Entry Shares, and to deliver such shares to the Underwriters pursuant to this Agreement.

               (d) The Selling Stockholder has, and, at the Closing Time will have, full right, power and authority to hold and transfer its interests in its security entitlement (within the meaning of Section 8-501of the NYUCC) with respect to the Class A Book-Entry Shares to be sold by the Selling Stockholder hereunder. Upon the payment of the purchase price for the Class A Book-Entry Shares and the crediting by DTC of such Class A Book-Entry Shares to the securities accounts of the several Underwriters with DTC, each of the Underwriters will acquire a valid security entitlement (within the meaning of Section 8-501 of the NYUCC) in respect of such Class A Book-Entry Shares to be purchased by it, and no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory)

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     based on an adverse claim to such Class A Book-Entry Shares may be asserted against the Underwriters.

               (e) The Selling Stockholder has full right, power and authority to enter into this Agreement; the execution, delivery and performance of this Agreement and by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, shareholder agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and, except for the registration of the Firm Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and applicable state or foreign securities laws in connection with the purchase and distribution of the Firm Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby.

               (f) The Registration Statement, when it became effective, did not contain, and as amended or supplemented, if applicable, will not contain, and the Prospectus does not contain and, as amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties contained in this subsection (e) apply only to statements or omissions made in reliance upon and in conformity with information which is furnished to the Company by or on behalf of the Selling Stockholder expressly for use in the Registration Statement or the Prospectus.

               (g) The Selling Stockholder has no knowledge that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct, is familiar with the Registration Statement and the Prospectus (as amended or supplemented) and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, as of the effective date, or the Prospectus (or any amendment or supplement thereto), as of the applicable filing date, which has adversely affected or may adversely affect the business of the Company and is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

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               (h) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          3. Agreements to Sell and Purchase. The Selling Stockholder hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Selling Stockholder the respective numbers of Firm Shares set forth in Schedules I and II hereto opposite its names at US$[______] a share ("Purchase Price").

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to 1,400,000
Additional Shares at the Purchase Price.   If the U.S. Representatives, on
behalf of the U.S. Underwriters, elect to exercise such option, the U.S. Representatives shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the U.S. Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering overallotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule I hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares.

          The Company hereby agrees that, without the prior written consent of each of Lehman Brothers Inc. and Morgan Stanley on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus,
(1) publicly offer, pledge, sell, contract to sell, grant any option or contract to purchase, lend, or otherwise transfer, dispose of or distribute, directly or indirectly, any shares of Class A Common Stock or (2) enter into any public swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Class A Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Class A Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of (i) shares of Class A Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing and (ii) grants from time to time of stock options and other incentive compensation pursuant to the 1998 Option Plan, provided that such options or awards do not vest during the period of 90 days ending after the date of the Prospectus, (C) the issuance by the Company of shares of Class A Common Stock pursuant to the 2000 Stock Purchase Plan, or (D) private transactions relating to shares of Class A Common Stock, provided that any transferee that receives shares of Class A Common Stock in a private transaction shall be subject to the 90-day lock-up set forth in clauses (1) and (2) above to the same extent as the Company.

          4. Terms of Public Offering. The Company and the Selling Stockholder are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company and the Selling Stockholder are further advised by you that the Shares are to be offered to the public initially at U.S.$[______] a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$[_____] a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S.$[_____] a share, to any Underwriter or to certain other dealers.

          5. Payment and Delivery. Payment for the Firm Shares shall be made to the Selling Stockholder in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [_______], 2000, or at such other time on the same or such other date, not later than [_______], 2000, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date".

          Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in Section 3 or at such other time on the same or on such other date, in any event not later than [______], 2000, as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "Option Closing Date".

          Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

          6. Conditions to the Underwriters' Obligations. The obligations of the Selling Stockholder and the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 12:00 noon (New York City time) on the date hereof.

          The several obligations of the Underwriters are subject to the following further conditions:

               (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                    (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                    (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

               (b) The Underwriters shall have received on the Closing Date a certificate from the Company, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

               The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

               (c) The Underwriters shall have received on the Closing Date a certificate from the Selling Stockholder, dated the Closing Date, and signed by an executive officer of the Selling Stockholder, to the effect that the representations and warranties of the Selling Stockholder contained in this Agreement are true and correct as of the Closing Date and that the Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

               (d) The Underwriters shall have received on the Closing Date an opinion of Cravath, Swaine & Moore, outside counsel for the Company, dated the Closing Date, to the effect that:

                    (i) the Company has been duly incorporated, and, based solely on a certificate of good standing from the Secretary of State of Delaware, is a corporation validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its businesses as described in the Prospectus;

                    (ii) to such counsel's knowledge, (A) there are not any pending or threatened governmental proceedings before any court or governmental agency or authority or any arbitrator to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject of a character required to be disclosed in the Registration Statement or Prospectus which is not adequately disclosed as required, and (B) there is no contract, indenture, mortgage, loan agreement, note, lease or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                    (iii) the Company's authorized equity capitalization is as set forth in the Prospectus under the caption "Description of Capital Stock". The Shares conform to the description thereof contained in the Registration Agreement and Prospectus;

                    (iv) the Additional Shares have been duly authorized, and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and the issuance of the Additional Shares will not be subject to any statutory, or to such counsel's knowledge, contractual preemptive rights;

                    (v) the Firm Shares to be sold by the Selling Stockholder hereunder have been duly authorized and validly issued, and are fully paid and nonassessable.

                    (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                    (vii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company or, to such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as has been obtained under the Securities Act and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the Underwriters;

                    (viii) the statements made in the Prospectus under the captions "Description of Capital Stock", "Certain Relationships and Related Transactions --Stockholders Agreement", "Description of Certain Indebtedness -- Senior Notes", and "Certain United States Federal Tax Consequences to Non-United States Holders of Common Stock", in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information required to be described with respect to such legal matters, documents and proceedings and summarize in all material respects the matters referred to therein; and

                    (ix) the Company is not and, after giving effect to the offering and sale of the Additional Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act.

               (e) The Underwriters shall have received on the Closing Date a statement of Cravath, Swaine & Moore, outside counsel for the Company, dated the Closing Date, to the effect that:

               Although such counsel has made certain inquiries and investigations in connection with the preparation of the Registration Statement and the Prospectus, the limitations inherent in the role of outside counsel are such that such counsel cannot and does not assume responsibility for the accuracy or completeness of the statements made in the Registration Statement and Prospectus, except insofar as such statements relate to such counsel and except to the extent set forth in paragraph (viii) of such counsel's opinion to you dated the Closing Date. Subject to the foregoing, such counsel hereby advises you that such counsel's work in connection with this matter did not disclose any information that gave such counsel reason to believe that: (i) the Registration Statement at the time the Registration Statement became effective, or the Prospectus as of the date hereof (in each case except for the financial statements and other information of a statistical, accounting or financial nature included therein, as to which such counsel does not express any view) was not appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, or

     (ii) the Registration Statement at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, included or includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of a statistical, accounting or financial nature included therein as to which such counsel does not express any view).

               (f) The Underwriters shall have received on the Closing Date an opinion of Paul B. Jones, Esq., General Counsel to the Company, dated the Closing Date, to the effect that:

                    (i) the Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its property and to conduct its business as described in the Prospectus;

                    (ii) the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                    (iii) each subsidiary of the Company has been duly incorporated or, in the case of partnerships or limited liability companies, duly organized, is validly existing as a corporation, a partnership or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                    (iv) except as otherwise disclosed in the Registration Statement or the Prospectus, all of the issued shares of capital stock of each subsidiary of the Company that is a corporation have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company free and clear of all liens, encumbrances, equities or claims; and all of the partnership interests and membership interests in each subsidiary of the Company that is a partnership or limited liability company, as the case may be, are owned directly by the Company free and clear of all liens, encumbrances, equities or claims;

                    (v) The statements contained in the Registration Statement under the captions "Risk Factors -- Competition in local services has also increased as a result of changing government regulations", "Risk Factors -- We are subject to significant federal and state regulation that can significantly affect pricing and profitability", "Risk Factors -- We may receive less revenue if incumbent local exchange carriers successfully challenge reciprocal compensation", "Risk Factors -- We are dependent on governmental and other authorizations", "Risk Factors -- We are dependent on Time Warner Cable's permits, licenses and rights-of-way", "Business -- Competition" and "Business -- Government Regulation", insofar as such statements constitute a summary of the legal or regulatory matters or legal or regulatory proceedings referred to therein, are correct in all material respects and do not omit a material fact necessary to make the statements contained therein not misleading;

                    (vi) to such counsel's knowledge, the Company possesses the Governmental Licenses and the Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                    (vii) there is no outstanding adverse judgment, decree or order that has been issued by the FCC or any of the Local Authorities against the Company and its subsidiaries which, singly or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, taken as a whole, and, to the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is the object of, or threatened by, any proceedings relating to the revocation or modification of any such Governmental Licenses or, except as set forth in the Prospectus, that would otherwise affect the operation of the Company, which, singly or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                    (viii) the Company has obtained all telecommunications, regulatory or public utility authorizations and consents from New York, New Jersey, [Tennessee, North Carolina and Hawaii] required for the issuance of the Additional Shares, and no further filings with, authorizations, approval, consent, license, order, registrations, qualification or decree is necessary or required from any other Local Authorities having jurisdiction over telecommunications matters for the Company in connection with the due authorization, execution and delivery of this Agreement or for the offering, issuance, sale or delivery of the Shares, except for notice filings where the failure to make such filings would not materially adversely affect the performance by the Company of its obligations under this Agreement;

                    (ix) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement, the issuance and sale of the Additional Shares, and the use of the proceeds from the sale of the Additional Shares to the extent expressly described in the Prospectus under the caption "Use of Proceeds", and compliance by the Company with its obligations under this Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel of any Local Authority having jurisdiction over the Company or any of its subsidiaries or any of its assets or operations with respect to the provision of telecommunications services except for such violations that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                    (x) to such counsel's knowledge, there are no telecommunications statutes or regulations that are required to be described in the Registration Statement or the Prospectus that are not described as required;

                    (xi) the statements made in the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information required to be described with respect to such legal matters, documents and proceedings and summarize in all material respects the matters referred to therein; and

                    (xii) to such counsel's knowledge, there are no statutes or regulations (other than federal, state or local telecommunications statutes or regulations as to which such counsel expresses no opinion) that are required to be disclosed in the Registration Statement or the Prospectus that are not adequately disclosed as required.

               In rendering opinion (vi) above, the General Counsel may rely, as to matters involving the application of the laws of [California, Florida, Hawaii, Indiana,] New York, New Jersey, [North Carolina, Texas and Wisconsin], upon the opinions of special counsel to the Company (which opinions shall be dated and furnished to the Underwriters on the Closing Date and shall be satisfactory in form and substance to counsel for the Underwriters, provided that the General Counsel shall state that such opinion (vi) above is subject to the qualifications set forth in such opinions of special counsel and provided further that the General Counsel shall state in his opinion that he believes that he is justified in relying upon such opinions).

               (g) The Underwriters shall have received on the Closing Date an opinion of Wilke Farr & Gallagher, regulatory counsel for the Company, dated the Closing Date, to the effect that:

                    (i) The statements contained in the Registration Statement under the captions "Business -- Government Regulation -- Federal Regulation" and "Business -- Government Regulation -- Telecommunications Act of 1996" insofar as such statements constitute a summary of the legal or regulatory matters or legal or regulatory proceedings referred to therein, are correct in all material respects and do not omit a material fact necessary to make the statements contained therein not misleading.

               (h) The Underwriters shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 6(d)(vi) and 6(d)(viii) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters") and 6(e) above.

               With respect to Section 6(e) above, Cravath, Swaine & Moore and Shearman & Sterling may provide their statements in separate letters and may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

               The opinion of Cravath, Swaine & Moore described in Section 6(d) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

               (i) The Underwriters shall have received on the Closing Date an opinion of Weil Gotshal & Manges LLP, counsel to the Selling Stockholder, dated the Closing Date, to the effect that:

                    (i) The Selling Stockholder has full right, power and authority to enter into this Agreement; the execution, delivery and performance of this Agreement by the Selling Stockholder and the performance by the Selling Stockholder of its obligations thereunder will not conflict with or result in a breach or violate (i) any of the terms, condition, provisions of the Certificate of Incorporation or By-laws of the Selling Stockholder (ii) any of the terms, conditions, or provisions of any documents, agreement or other instrument to which the Selling Stockholder is a party or by which it is bound of which we are aware (iii) any Delaware corporate, New York or federal law or regulation (except filings and other actions required pursuant to the Securities Act and/or the Exchange Act and the rules of regulations thereunder and federal and state securities or blue sky laws, as to which we express no opinion in this paragraph) or (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Selling Stockholder of which we are aware.

                    (ii) No consent, approval, authorization or other action by or filing with any Delaware corporate, New York or federal governmental authority is required in connection with the execution and delivery by the Selling Stockholder of this Agreement, the consummation by the Selling Stockholder of the transactions contemplated thereby or the performance by the Selling Stockholder or its obligations thereunder, except filings and other actions required pursuant to the Securities Act and/or the Exchange Act and the rules and regulations thereunder and federal and state securities or blue sky laws, as to which we express no opinion in this paragraph and those already obtained;

                    (iii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

                    (iv) Immediately prior to the Closing Date, the Selling Stockholder had good and valid title to the Firm Shares to be sold by the Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims;

                    (v) The Selling Stockholder has full right, power and authority to sell, transfer and deliver the Class A Certificated Shares pursuant to this Agreement. Assuming that (A) the certificate or certificates representing the Class A Certificated Shares to be sold by the Selling Stockholder pursuant to this Agreement have been effectively indorsed in blank in accordance with NYUCC Article 8 and
          (B) neither the Underwriters, nor the agents acquiring possession of the Class A Certificated Shares on their behalf, have notice of any adverse claim to the Class A Certificated Shares, then, upon the Underwriters' acquiring possession of such certificate or certificates for the Class A Certificated Shares (or the agent's acquiring possession of such certificate or certificates for the Class A Certificated Shares on the Underwriters' behalf) and paying the purchase price therefor pursuant to this Agreement, each Underwriter will be a "protected purchaser" of the Class A Certificated Shares to be purchased by it (within the meaning of Section 8-303 of the NYUCC) and will acquire its interest in the Class A Certificated Shares (including, without limitation, all rights that the Selling Stockholder had or has the power to transfer in the Class A Certificated Shares) free of any adverse claim.

                    (vi) The Selling Stockholder has full right, power and authority to hold and transfer its interests in its security entitlement (within the meaning of Section 8-501 of the NYUCC) with respect to the Class A Book-Entry Shares to be sold by the Selling Stockholder under the Underwriting Agreement. Upon the payment of the purchase price for the Class A Book-Entry Shares and the crediting by DTC of such Class A Book-Entry Shares to the securities accounts of the several Underwriters with DTC, each of the Underwriters will acquire a valid security entitlement (within the meaning of Section 8-501 of the NYUCC) in respect of such Class A Book-Entry Shares to be purchased by it, and no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on an adverse claim to such Class A Book-Entry Shares may be asserted against the Underwriters (assuming that the Underwriters are without notice of the adverse claim).

               In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of State of New York and the laws of the jurisdiction in which the Selling Stockholder is organized and (ii) in rendering the opinion in Section 6(i)(iii) above, rely upon a certificate of the Selling Stockholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the Firm Shares sold by the Selling Stockholder, provided that such counsel shall furnish copies thereof to the Representatives and state that they believe that both the Underwriters and they are justified in relying upon such certificate. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that
     (x) such counsel has acted as counsel to the Selling Stockholder in connection with the preparation of the Registration Statement, and (y) such counsel has participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to share a material fact required to be stated therein or necessary to make the statements contained therein nor misleading or that the Prospectus, at its date of issuance or at the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances, under which they were made, not misleading provided that such counsel need not express any view with respect to the financial statements (including the notes thereto), supporting schedules or any other financial or statistical data set forth or referred to or incorporated by reference in the Registration Statement or Prospectus.

               (j) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young, LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

               (k) The "lockup" agreements, each substantially in the form of Exhibit A hereto, between you and each of the stockholders of the Company's Class B Common Stock, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

               (l) The Common Stock shall continue to be listed on the Nasdaq National Market.

          The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

          7. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

               (a) To furnish to you, without charge, five signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in
     Section 7(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

               (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

               (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

               (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

               (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

               (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid certain expenses incident to the performance of its and the Selling Stockholder's obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and certain other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including normal and customary printing costs associated therewith (which shall not include any printing costs incurred as a result of expedited or overtime printing services), and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iii) all filing fees incurred in connection with the offering of the Shares by the National Association of Securities Dealers, Inc. (the "NASD"), (iv) the cost of printing certificates representing the Shares,
     (v) the costs and charges of any transfer agent, registrar or depositary,
     (vi) all expenses in connection with any offer and sale of the Shares outside of the United States, including all filing fees and (vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Agreement. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

          8. Covenants of the Selling Stockholder. The Selling Stockholder agrees:

               (a) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (i) effect any public sale or other distribution of any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Shares) or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. and Morgan Stanley.

               (b) That the Firm Shares to be sold by the Selling Stockholder hereunder are subject to the interest of the Underwriters and that, except as otherwise set forth herein, the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law or the occurrence of any other event.

               (c) To deliver to the Representatives prior to the Closing Date a properly completed and executed United States Treasury Department on Form W-9.

               (d) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid certain expenses incident to the performance of its and the Company's obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Selling Stockholder's counsel and the Selling Stockholder's accountants in connection with the registration and delivery of the Shares under the Securities Act and certain other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including any expedited or overtime printing costs associated therewith and such other fees or expenses as may be agreed upon between the Company and the Selling Stockholder, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon,
(iii) all fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the NASD, and (iv) all costs and expenses relating to any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Selling Stockholder, travel and lodging expenses of the representatives and officers of the Company, the Selling Stockholder and any such consultants, and the cost of any aircraft chartered in connection with the road show, provided that the Underwriters will reimburse the Selling Stockholder for the Underwriters' pro rata share of the cost of such chartered aircraft.

          9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (b) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities (including, without limitation, any legal or other expenses reasonably incurred in defending or investigating any such action or claim), caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Selling Stockholder will only be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any such documents in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein; provided further, that with respect to any untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 9(b) shall not inure to the benefit of any Underwriter (or any person that controls such Underwriter) that sold the Firm Shares concerned to the person asserting any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of sale of Firm Shares to such person, a copy of the Prospectus (exclusive of any documents incorporated by reference therein) if the Company had previously furnished copies thereof to such Underwriter; and provided further, that the indemnification provided by the Selling Stockholder under this Section 9(b) shall be limited to the actual net proceeds (before deducting expenses) received by the Selling Stockholder from the sale by the Selling Stockholder of Firm Shares hereunder. The Company and the Underwriters acknowledge that the statements set forth in footnote (1) under the caption "The Offering" and the information on the Selling Stockholder appearing in the chart and in footnote
(8) under the caption "Principal and Selling Stockholders" constitute the only information furnished by the Selling Stockholder by or on behalf of the Selling Stockholder expressly for use in the Registration Statement, any related Preliminary Prospectus and the Prospectus.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b) or 9(c), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Lehman Brothers, in the case of parties indemnified pursuant to Section 8(a) and 8(b), and by the Company, in the case of parties indemnified pursuant to Section 8(c).

The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (e) To the extent the indemnification provided for in Section 9(a), 9(b) or 9(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(e)(i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or by the Underwriters and the parties' relative intent, knowledge, access to information
and opportunity to correct or prevent such statement or omission.   The
Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          (f) The Company, the Selling Stockholder and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue
statement or omission or alleged omission.   No person guilty of fraudulent
misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such
fraudulent misrepresentation.   The remedies provided for in this Section 9 are
not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (g) The indemnity and contribution provisions contained in this
Section 9 and the representations, warranties and other statements of the Company and the Selling Stockholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, the Selling Stockholder, their respective officers or directors or any person controlling the Company or the Selling Stockholder and (iii) acceptance of and payment for any of the Shares.

          10. Termination. This Agreement shall be subject to termination by notice given by you to the Company and the Selling Stockholder, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASD, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 10(a)(i) through 10(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

          If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I or Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Selling Stockholder for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter,
the Company or the Selling Stockholder.   In any such case either you, the
Company or the Selling Stockholder shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Stockholder shall be unable to perform its obligations under this Agreement, the Company and the Selling Stockholder will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                    Very truly yours,

                                    TIME WARNER TELECOM INC.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    THE SELLING STOCKHOLDER:
Accepted as of the date hereof
                                    MEDIA ONE HOLDINGS II, INC.
LEHMAN BROTHERS INC.                By: MEDIA ONE GROUP, INC.
MORGAN STANLEY & CO.
 INCORPORATED
BEAR STEARNS & CO. INC.
DONALDSON, LUFKIN &                 By:
 JENRETTE SECURITIES                   -------------------------------
  CORPORATION                          Name:
                                       Title:

Acting severally on behalf of themselves and the several U.S. Underwriters named in Schedule I hereto.

By:  Lehman Brothers Inc.


By:
   -------------------------------
   Name:
   Title:

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
BEAR, STEARNS INTERNATIONAL LIMITED
DONALDSON, LUFKIN &
 JENRETTE INTERNATIONAL


Acting severally on behalf of themselves and the several International Underwriters named in Schedule II hereto.

By:  Lehman Brothers International (Europe)

By:
   -------------------------------
   Name:
   Title:

                                                                      SCHEDULE I



                               U.S. UNDERWRITERS


                                                 Number of
                                                Firm Shares
  Underwriter                                 To Be Purchased
                                              ---------------


Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette
  Securities Corporation

   Total U.S. Firm Shares ..............

                                                                     SCHEDULE II



                           INTERNATIONAL UNDERWRITERS



                                                   Number of
                                                   Firm Shares
  Underwriter                                      To Be Purchased
                                                   ---------------

Lehman Brothers International (Europe)
Morgan Stanley & Co. International Limited
Bear, Stearns International Limited
Donaldson, Lufkin & Jenrette International




   Total International Firm Shares ......

                                                                       EXHIBIT A



                            [FORM OF LOCK-UP LETTER]


                                                                       [.], 1999


Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette
  Securities Corporation
c/o Lehman Brothers Inc.
    Three World Financial Center
    New York, New York 10285

Lehman Brothers International (Europe)
Morgan Stanley & Co. International Limited
Bear, Stearns International Limited
Donaldson, Lufkin & Jenrette International
c/o Lehman Brothers International (Europe)
    1 Broadgate
    London EC2M7HA
    England

Dear Sirs and Mesdames:

     The undersigned understands that Lehman Brothers Inc. ("Lehman Brothers"), Lehman Brothers International (Europe) ("LBIE"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Morgan Stanley & Co. International Limited ("MSIL"), Bear, Stearns & Co. Inc. ("Bear Stearns"), Bear, Stearns International Limited ("BSIL"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), and Donaldson, Lufkin & Jenrette International ("DLJI") propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Time Warner Telecom Inc., a Delaware corporation (the "Company") and MediaOne Holdings II, Inc. (the "Selling Stockholder"), providing for the public offering (the "Public Offering") by the several underwriters, including Lehman Brothers, LBIE, Morgan Stanley, MSIL, Bear Stearns, BSIL, DLJ and DLJI (the "Underwriters"), of 15,289,842 shares (plus 1,400,000 shares subject to the Underwriters' over-allotment option) (the "Shares") of the Class A Common Stock, par value $.01 per share, of the Company (the "Class A Common Stock").

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of each of Lehman Brothers and Morgan Stanley on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) publicly offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer, dispose of or distribute, directly or indirectly, any shares of Class A Common Stock or (2) enter into any public swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Class A Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Class A Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement, (b) transactions relating to shares of Class A Common Stock or other securities acquired in open market transactions after the completion of the Public Offering (c) the surrender of unexercised options or shares upon a "cashless exercise" of options or other incentive compensation awards or (d) private transactions relating to shares of Class A Common Stock, provided that the undersigned shall ensure that any transferee that receives
--------
shares of Class A Common Stock in a private transaction shall be subject to the same 90-day lock-up period set forth in clauses (1) and (2) above. In addition, the undersigned agrees that, without the prior written consent of Lehman Brothers and Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Class A Common Stock.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Stockholder and the Underwriters.


                              Very truly yours,



                              -------------------------
                              (Name)


                              -------------------------
                              (Address)




                                      A-2